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Exhibit 99.1

Statement Under Oath of Principal Executive Officer and Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Robert J. Ulrich, state and attest that:

          (1)  To the best of my knowledge, based upon a review of the covered reports of Target Corporation, and, except as corrected or supplemented in a subsequent covered report:

      •
      no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      •
      no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2)  I have reviewed the contents of this statement with the Target Corporation's audit committee.

          (3)  In this statement under oath each of the following, if filed on or before the date of this statement, is a "covered report":

      •
      Annual Report on Form 10-K of Target Corporation for the fiscal year ended February 2, 2002;

      •
      all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Target Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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      any amendments to any of the foregoing.

/s/ Robert J. Ulrich Robert J. Ulrich Chairman of the Board and Chief Executive Officer	Subscribed and sworn to before me this 13th day of September, 2002
September 13, 2002	/s/ Deborah A. Pennington Notary Public My Commission expires: January 31, 2005

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  Exhibit 99.1
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings